UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Shares	Value
Common Stocks—14.4%
Consumer Discretionary—0.8%
Auto Components—0.1%
American Axle & Manufacturing Holdings, Inc.[1]	405	$9,862
Lear Corp.[2]	475	47,666

		57,528

Automobiles—0.2%
Ford Motor Co.[2]	4,000	58,840
General Motors Co.[2]	2,000	65,240

		124,080

Household Durables—0.1%
Beazer Homes USA, Inc.[1]	50	790
MDC Holdings, Inc.[2]	1,130	28,250
Standard Pacific Corp.[1]	3,350	23,517

		52,557

Media—0.1%
Comcast Corp., Cl. A	10	531
Time Warner Cable, Inc.	250	34,033

		34,564

Multiline Retail—0.1%
J.C. Penney Co., Inc.[1]	300	2,181
Kohl’s Corp.[2]	500	29,860
Target Corp.	115	8,465

		40,506

Specialty Retail—0.2%
Best Buy Co., Inc.[2]	1,725	60,720
Foot Locker, Inc.[2]	500	26,610
Staples, Inc.	295	5,030

		92,360

Consumer Staples—0.2%
Beverages—0.0%
Molson Coors Brewing Co., Cl. B2	140	10,630
PepsiCo, Inc.	35	3,282

		13,912

Food & Staples Retailing—0.1%
Walgreens Boots Alliance, Inc.	330	24,338

Food Products—0.1%
Archer-Daniels-Midland Co.	5	233
ConAgra Foods, Inc.	300	10,629
Pinnacle Foods, Inc.	350	12,590

		23,452

Tobacco—0.0%
Philip Morris International, Inc.	205	16,449

1    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Energy—0.5%
Energy Equipment & Services—0.0%
Baker Hughes, Inc.	325	$18,847
Ensco plc, Cl. A	560	15,702

		34,549

Oil, Gas & Consumable Fuels—0.5%
Apache Corp.	220	13,766
BP plc, Sponsored ADR[2]	565	21,939
Chevron Corp.	575	58,955
Exxon Mobil Corp.[2]	260	22,729
Kinder Morgan, Inc.[2]	1,360	55,828
Marathon Oil Corp.	350	9,310
Royal Dutch Shell plc, Cl. A, Sponsored ADR	420	25,809
Williams Cos., Inc. (The)[2]	685	30,044

		238,380

Financials—11.4%
Capital Markets—0.2%
Goldman Sachs Group, Inc. (The)	250	43,102
KKR & Co. LP	1,055	25,331
Morgan Stanley[2]	1,070	36,177

		104,610

Commercial Banks—0.6%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	515	4,388
Bank of America Corp.	715	10,832
Citigroup, Inc.[2]	2,250	105,638
JPMorgan Chase & Co.[2]	2,000	108,760
M&T Bank Corp.	15	1,697
Wells Fargo & Co.[2]	775	40,238

		271,553

Insurance—0.3%
American International Group, Inc.	175	8,552
Assured Guaranty Ltd.[2]	2,870	70,085
Genworth Financial, Inc., Cl. A1	225	1,571
MBIA, Inc.[1]	1,025	8,221
MetLife, Inc.[2]	1,100	51,150
Prudential Financial, Inc.	7	531
XL Group plc, Cl. A	500	17,245

		157,355

Real Estate Investment Trusts (REITs)—9.6%
Apollo Commercial Real Estate Finance, Inc.	910	15,042
Ascendas Real Estate Investment Trust	109,000	198,126
Ashford Hospitality Trust, Inc.	700	7,364
BioMed Realty Trust, Inc.	8,740	213,693
Blackstone Mortgage Trust, Inc., Cl. A	280	8,176
CBL & Associates Properties, Inc.	7,200	148,464
Chambers Street Properties	17,480	147,706
Charter Hall Retail REIT	42,500	144,522
Chatham Lodging Trust	7,010	218,221

2    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Colony Financial, Inc.	1,390	$34,820
Dream Office Real Estate Investment Trust	6,200	132,519
EPR Properties	3,570	232,264
Eurocommercial Properties NV	4,424	197,123
Fortune Real Estate Investment Trust	197,000	217,396
Frasers Centrepoint Trust	134,000	204,910
Goodman Group	32,300	153,042
Health Care, Inc.	1,360	111,452
Hospitality Properties Trust	4,900	159,691
ICADE	1,717	149,960
Liberty Property Trust	6,010	242,203
Medical Properties Trust, Inc.	14,430	221,789
Ramco-Gershenson Properties Trust	10,340	202,354
Spirit Realty Capital, Inc.	17,080	219,649
STAG Industrial, Inc.	7,340	192,308
Starwood Property Trust, Inc.	10,860	259,880
Two Harbors Investment Corp.	1,520	15,686
Unibail-Rodamco SE	760	214,089
Ventas, Inc.	1,920	153,235
Warehouses de Pauw SCA	2,803	215,334
WP GLIMCHER, Inc.	8,130	143,738

		4,774,756

Real Estate Management & Development—0.7%
Citycon OYJ	42,733	144,880
Deutsche Annington Immobilien SE	6,210	216,114

		360,994

Thrifts & Mortgage Finance—0.0%
MGIC Investment Corp.[1]	675	5,751
Radian Group, Inc.	120	1,891

		7,642

Health Care—0.4%
Health Care Equipment & Supplies—0.1%
Baxter International, Inc.	140	9,843
Medtronic plc	322	22,991

		32,834

Pharmaceuticals—0.3%
AbbVie, Inc.	100	6,035
GlaxoSmithKline plc, Sponsored ADR	470	20,680
Johnson & Johnson	33	3,305
Merck & Co., Inc.[2]	990	59,677
Pfizer, Inc.[2]	1,880	58,750
Roche Holding AG, Sponsored ADR	395	13,335
Teva Pharmaceutical Industries Ltd., Sponsored ADR	185	10,519

		172,301

Industrials—0.2%
Aerospace & Defense—0.0%
Textron, Inc.	175	7,448

3    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Airlines—0.1%
United Continental Holdings, Inc.[1]	325	$22,545

Commercial Services & Supplies—0.1%
R.R. Donnelley & Sons Co.	1,420	23,387

Electrical Equipment—0.0%
General Cable Corp.	560	6,406

Industrial Conglomerates—0.0%
General Electric Co.	795	18,993

Machinery—0.0%
Navistar International Corp.[1]	425	12,504

Marine—0.0%
Costamare, Inc.	275	4,697

Road & Rail—0.0%
CSX Corp.	100	3,330

Information Technology—0.3%
Communications Equipment—0.1%
Cisco Systems, Inc.[2]	610	16,083
QUALCOMM, Inc.	200	12,492

		28,575

Internet Software & Services—0.0%
Google, Inc., Cl. C1	20	10,690

Semiconductors & Semiconductor Equipment—0.0%
Intel Corp.	5	165
Micron Technology, Inc.[1]	180	5,268

		5,433

Software—0.1%
Microsoft Corp.[2]	890	35,956

Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc.[2]	480	56,237
EMC Corp.	230	5,964
Seagate Technology plc	80	4,515

		66,716

Materials—0.2%
Chemicals—0.1%
LyondellBasell Industries NV, Cl. A	227	17,953

Metals & Mining—0.0%
Allegheny Technologies, Inc.	290	8,274
Freeport-McMoRan, Inc.	400	6,724

		14,998

Paper & Forest Products—0.1%
Domtar Corp.[2]	575	22,022
International Paper Co.[2]	480	25,277

4    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Paper & Forest Products (Continued)
Louisiana-Pacific Corp.[1]	500	$8,185

		55,484

Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
AT&T, Inc.[2]	920	30,286
CenturyLink, Inc.[2]	815	30,294
Frontier Communications Corp.	100	671
Verizon Communications, Inc.[2]	760	34,740
Windstream Holdings, Inc.	2,450	19,478

		115,469

Wireless Telecommunication Services—0.0%
Telephone & Data Systems, Inc.	500	11,625

Utilities—0.2%
Electric Utilities—0.2%
American Electric Power Co., Inc.	330	20,727
Edison International	300	20,445
Exelon Corp.	80	2,883
FirstEnergy Corp.	175	7,058
PPL Corp.[2]	530	18,815

		69,928

Independent Power and Renewable Electricity Producers—0.0%
NRG Energy, Inc.	365	9,001

Total Common Stocks (Cost $6,963,032)		7,175,858

Preferred Stocks—6.4%
Alcoa, Inc., 5.375% Cv., Non-Vtg.	65	3,250
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	5,605	153,073
American Realty Capital Properties, Inc., 6.70% Cum.	13,925	321,250
Arch Capital Group Ltd., 6.75% Non-Cum., Non-Vtg.	5,400	148,770
Aviva plc, 8.25% Sr. Sub.	5,350	151,405
Bank of America Corp., 6.50% Non-Cum., Non-Vtg.[1]	6,000	151,860
Beazer Homes USA, Inc., 7.50% Cv.	675	17,044
Capital One Financial Corp., 6.70% Non-Cum.[1]	5,850	154,615
City National Corp., 6.75% Non-Cum., Non-Vtg.[3]	7,578	216,579
Discover Financial Services, 6.50% Non-Cum., Non-Vtg.	5,926	156,032
Exelon Corp., 6.50% Cv.	65	3,403
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[3]	5,438	149,926
GMAC Capital Trust I, 8.125% Jr. Sub., Non-Vtg.[3]	11,261	296,164
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[3]	4,975	151,688
ING Groep NV, 7.20% Jr. Sub.	8,653	223,767
iStar Financial, Inc., 4.50% Cv., Non-Vtg.	330	18,896
PartnerRe Ltd., 7.25% Cum., Non-Vtg.	5,475	148,810
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[3]	5,415	151,241
Post Holdings, Inc., 2.50% Cv.[4]	55	5,101
Post Holdings, Inc., 5.25% Cv.	180	17,492

5    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
RBS Capital Funding Trust V, 5.90% Non-Cum., Non-Vtg.	15,406	$376,523
Regions Financial Corp., 6.375% Non-Cum., Non-Vtg.[3]	5,921	149,032
Southwestern Energy Co., 6.25% Cv., Non-Vtg.[1]	25	1,356

Total Preferred Stocks (Cost $3,142,603)		3,167,277

	Units
Rights, Warrants and Certificates—0.0%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1] (Cost $3,697)	1,049	3,965

	Principal Amount
Non-Convertible Corporate Bonds and Notes—9.4%
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[3,5]	$200,000	217,770
Bank of America Corp., 6.25% Jr. Sub. Perpetual Bonds[3,5]	290,000	298,007
Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[3,5]	280,000	292,409
Citigroup, Inc., 5.90% Jr. Sub. Perpetual Bonds[3,5]	360,000	361,350
Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[3,4,5]	200,000	210,547
Deutsche Bank Capital Funding Trust VII, 5.628% Jr. Sub. Perpetual Bonds[3,5,6]	280,000	287,000
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[4]	180,000	215,100
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,5	200,000	221,400
Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L3,5	360,000	370,237
HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[3,5]	280,000	287,493
J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	8,000	6,640
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,5	340,000	365,394
Lloyds Banking Group plc, 7.50% Jr. Sub. Perpetual Bonds[3,5]	280,000	287,350
M&T Bank Corp., 6.45% Jr. Sub. Perpetual Bonds[3,5]	200,000	216,000
Morgan Stanley, 5.45% Jr. Sub. Perpetual Bonds, Series H3,5	360,000	366,329
Societe Generale SA, 7.875% Jr. Sub. Perpetual Bonds[3,4,5]	200,000	197,500
SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[3,5]	140,000	142,800
Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,5	340,000	350,200

Total Non-Convertible Corporate Bonds and Notes (Cost $4,673,411)		4,693,526

Convertible Corporate Bonds and Notes—0.2%
iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	11,050	13,419
MGIC Investment Corp., 5% Cv. Sr. Unsec. Nts., 5/1/17	5,000	5,562
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	20,000	23,350
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	19,000	16,960
4.75% Cv. Sr. Sub. Nts., 4/15/19[4]	12,000	10,785
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	14,250	21,785

Total Convertible Corporate Bonds and Notes (Cost $95,155)		91,861

	Shares
Structured Security—0.0%
Morgan Stanley, Rite Aid Corp. Equity Linked Nts., 6/15/15[4] (Cost $4,997)	887	5,716

		Exercise Price	Expiration Date		Contracts
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call[1] (Cost $19,643)	USD	2,085.000	2/20/15	USD	14	3,360

6    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies—70.3%
Barclays OFI SteelPath MLP Exchange Traded Note[7]	91,175	$2,190,935

Oppenheimer Core Bond Fund, Cl. I7	362,637	2,549,341

Oppenheimer Emerging Markets Local Debt Fund, Cl. I7	290,209	2,426,151

Oppenheimer Global High Yield Fund, Cl. I7	1,538,520	14,723,632

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[7,8]	1,260,675	1,260,675

Oppenheimer Master Event-Linked Bond Fund, LLC[7]	345,733	5,057,763

Oppenheimer Senior Floating Rate Fund, Cl. I7	857,182	6,908,885

Total Investment Companies (Cost $35,762,924)		35,117,382

Total Investments, at Value (Cost $50,665,462)	100.7%	50,258,945

Net Other Assets (Liabilities)	(0.7)	(334,990)

Net Assets	100.0%	$49,923,955

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See note 2 of the accompanying Notes.

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $1,170,868. See Note 5 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $644,749 or 1.29% of the Fund’s net assets as of January 30, 2015.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6. Restricted security. The aggregate value of restricted securities as of January 30, 2015 was $287,000, which represents 0.57% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Deutsche Bank Capital Funding Trust VII, 5.628% Jr. Sub. Perpetual Bonds	12/2/14	$284,822	$287,000	$2,178

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

7    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares December 1, 2014 (Commencement of Operations)	Gross Additions	Gross Reductions		Shares January 30, 2015
Barclays OFI SteelPath MLP Exchange Traded Note	—	91,175	—		91,175
Oppenheimer Core Bond Fund, Cl. I	—	362,637	—		362,637
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	—	290,209	—		290,209
Oppenheimer Global High Yield Fund, Cl. I	—	1,538,520	—		1,538,520
Oppenheimer Institutional Money Market Fund, Cl. E	—	21,327,604	20,066,929		1,260,675
Oppenheimer Master Event-Linked Bond Fund, LLC	—	345,733	—		345,733
Oppenheimer Senior Floating Rate Fund, Cl. I	—	857,182	—		857,182

		Value	Income		Realized Gain
Barclays OFI SteelPath MLP Exchange Traded Note		$2,190,935	$—		$—
Oppenheimer Core Bond Fund, Cl. I		2,549,341	16,774		—
Oppenheimer Emerging Markets Local Debt Fund, Cl. I		2,426,151	31,696		—
Oppenheimer Global High Yield Fund, Cl. I		14,723,632	120,605		—
Oppenheimer Institutional Money Market Fund, Cl. E		1,260,675	281		—
Oppenheimer Master Event-Linked Bond Fund, LLC		5,057,763	48,777	[a]	93,570	[a]
Oppenheimer Senior Floating Rate Fund, Cl. I		6,908,885	61,921		—

Total		$35,117,382	$280,054		$93,570

a. Represents the amount allocated to the Fund from Master Event-Linked Bond Fund, LLC.

8. Rate shown is the 7-day yield as of January 30, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$45,204,746	90.0%
United Kingdom	1,087,085	2.2
Netherlands	815,366	1.6
Germany	718,214	1.4
France	561,549	1.1
Singapore	403,036	0.8
Australia	297,564	0.6
Switzerland	223,882	0.5
Spain	222,158	0.4
Hong Kong	217,396	0.4
Belgium	215,334	0.4
Finland	144,880	0.3
Canada	132,519	0.3
Israel	10,519	0.0
Greece	4,697	0.0

Total	$50,258,945	100.0%

8    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at January 30, 2015
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

MBIA, Inc. Put	USD	10.000	5/15/15	USD	(1)	$171	$(213)

MGIC Investment Corp. Put	USD	8.500	2/20/15	USD	(1)	30	(26)

S&P 500 Index Put	USD	1970.000	2/20/15	USD	(14)	29,077	(37,660)

Walgreens Boots Alliance, Inc. Call	USD	77.500	2/20/15	USD	(1)	84	(17)

Total of Exchange-Traded Options Written						$29,362	$(37,916)

9    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS January 30, 2015 Unaudited

1.	Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on December 1, 2014.

2.	Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3.	Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of

10    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

11    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

12    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$401,595	$—	$—	$401,595
Consumer Staples	78,151	—	—	78,151
Energy	272,929	—	—	272,929
Financials	5,676,910	—	—	5,676,910
Health Care	205,135	—	—	205,135
Industrials	99,310	—	—	99,310
Information Technology	147,370	—	—	147,370
Materials	88,435	—	—	88,435
Telecommunication Services	127,094	—	—	127,094
Utilities	78,929	—	—	78,929
Preferred Stocks	3,143,280	23,997	—	3,167,277
Rights, Warrants and Certificates	3,965	—	—	3,965
Non-Convertible Corporate Bonds and Notes	—	4,693,526	—	4,693,526
Convertible Corporate Bonds and Notes	—	91,861	—	91,861
Structured Security	—	5,716	—	5,716
Exchange-Traded Option Purchased	3,360	—	—	3,360
Investment Companies	30,059,619	5,057,763	—	35,117,382

Total Assets	$40,386,082	$9,872,863	$—	$50,258,945

Liabilities Table
Other Financial Instruments:
Options written, at value	$(37,916)	$—	$—	$(37,916)

Total Liabilities	$(37,916)	$—	$—	$(37,916)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

13    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3.	Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4.	Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying

14    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4.	Investments and Risks (Continued)

Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. As of January 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5.	Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

15    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5.	Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures	Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

16    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of January 30, 2015, the Fund had no outstanding futures.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

17    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $2,478 and $10 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on volatility indexes to increase exposure to volatility risk. A written put option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $95 and $23,812 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended January 30, 2015 was as follows:

18    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Number of Contracts	Amount of Premiums
Options outstanding as of December 1, 2014 (Commencement of Operations)	–	$–
Options written	58	147,004
Options closed or expired	(5)	(615)
Options exercised	(36)	(117,027)

Options outstanding as of January 30, 2015	17	$29,362

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

19    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of January 30, 2015, the Fund had no such total return swap agreements.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will

20    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6.	Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$50,665,526
Federal tax cost of other investments	(28,634)

Total federal tax cost	$50,636,892

Gross unrealized appreciation	$519,404
Gross unrealized depreciation	(934,584)

Net unrealized depreciation	$(415,180)

21    OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	3/9/2015